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                           [FORM OF FIXED RENT LEASE]

                                 LEASE AGREEMENT


         THIS  LEASE,  made  this  ____ day of  __________1998,  by and  between
__________________________________   ("Landlord")   having  its  office  at  415
McFarlan       Road,       Kennett       Square,       PA       19348,       and
______________________________________ ("Tenant"), having its office at 148 West
State Street, Kennett Square, PA 19348.

                                   Background

         Landlord is the owner of the __________________________, a medical office building ("Building") located at ________________________________________
having acquired the Building from ____________________________ (the "Prior Landlord"). Tenant has previously agreed to lease space in the Building pursuant to that certain Lease Agreement dated _________, [and that certain Lease Agreement dated ______________] between Tenant and Prior Landlord (the "Existing Lease(s)"). Prior Landlord has assigned the existing Leases to Landlord. Landlord and Tenant desire to terminate the Existing Leases and desire to enter into a new lease for space in the Building. Landlord desires to demise and lease, and Tenant desires to take and lease the Premises (as defined herein) for the purpose of conducting a business engaged in offering outpatient rehabilitation therapy and related products and services, and for no other purposes, all upon the terms and subject to the conditions contained herein.

         NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained, the parties hereto, intending to legally bound, hereby agree as follows:

         1. Lease of Premises: Landlord hereby leases to Tenant and Tenant leases from Landlord, _________ square feet of space (the "Premises") in the Building for the purpose set forth above, for the term of five (5) years (the "term"), commencing on __________, 1998 (the "Commencement Date") and ending on __________, 2003. The Premises are leased together with all appurtenances, including the right to use in common with others, the foyer, public entrances, public stairways, public elevators and other public portions of the building. Effective as of the Commencement Date, the Existing Leases shall be terminated and of no further force and effect.

         2. Deposit: There shall be a security deposit required during the term of the lease in the amount of $________ payable at the request of the Landlord.

         3. Rent: The rent for the first year shall be payable in monthly installments of __________________________________________, on the first day of each month, commencing on the commencement date, without any set-off or deduction whatsoever. The rent for the second year and subsequent years of the lease term shall be increased by four percent (4%) per year. The annual and monthly rents are as follows:

Period                          Annual Rent                   Monthly Rent
------                          -----------                   ------------








                  (b) Additional Rent. Tenant shall pay to the Landlord additional rent ("Additional Rent") as set forth this Lease, including an amount equal to Tenant's pro rata share of any Real Estate Taxes (as hereinafter defined) and Operating Expenses (as hereinafter defined). Tenant shall, within thirty (30) days after demand therefore by the Landlord (with respect to each calendar year during the Term) pay each component of Additional Rent to Landlord. Notwithstanding the foregoing, Landlord reserves the right, upon written notice to Tenant, to require Tenant to pay such Additional Rent in twelve (12) equal monthly installments based upon Landlord's estimates on the dates and in the manner required for the payment of Tenant's monthly installments of Initial Rent. The Base Rent and all such Additional Rent are sometime referred to collectively in this Lease as "Rent."

                            "Real Estate Taxes" shall mean all taxes,
assessments, water, sewer or other excises, levies, license fees, permit fees, impact fees, inspection fees and other authorization fees and similar charges, in each case whether general or special, levied or assessed, ordinary or extraordinary, foreseen or unforeseen, of every character, which at any time during or in respect of the term of this Lease, may, by any governmental or taxing authority, be assessed, levied, confirmed, or imposed on or in respect of, or be a lien upon, the land and improvements of which the Premises are a part, together with any other tax imposed on real estate or on owners of real estate generally, including taxes on the land and improvements of which the Premises are a part, upon this Lease or any rent reserved or payable hereunder, upon the revenues or receipts from the land and improvements of which the Premises are a part, or upon the use or occupancy thereof. In addition, Tenant shall reimburse Landlord upon demand for any and all taxes required to be paid by Landlord reasonably attributable to the cost or value of Tenant's personal property or the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, and for all taxes required to be paid by Landlord reasonably attributable to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises to the extent such taxes are not included in Real Estate Taxes.


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                            "Operating Expenses" shall mean any and all expenses
of Landlord in connection with the servicing, insuring, operation, maintenance, replacement and repair of the Building and related interior and exterior appurtenances of which the Premises are a part, including without limitation, the cost of all casualty, liability and other insurance maintained by Landlord with respect to the Building; the costs of trash and snow removal and the costs of maintenance of interior common areas; the costs of elevator repairs and maintenance; the cost of any services to achieve a reduction of, or to minimize the increase in, Operating Expenses or Real Estate Taxes; capital expenditures and other costs of Landlord for equipment or systems installed to reduce or minimize increases in Operating Expenses or to comply with any governmental or quasi-governmental ordinance or requirement. The term "Operating Expenses" shall not include any of the following, except to the extent that such costs and expenses are specifically included in Operating Expenses as described above: capitalized expenditures and depreciation of the Building; painting and decorating of tenant space; interest and amortization of mortgages; ground rent; compensation paid to officers or executives of Landlord not employed in the operation of the Building; taxes as measured by the net income of Landlord from the operation of the Building; insurance reimbursements of Operating Expenses to Landlord; and all utility and water charges payable with respect to the Building.

                  "Tenant's pro rata share" shall mean _________ percent (___%).

                  (c) Operating Statements. As soon as practicable after December 3l of each calendar year or portion thereof which occurs during the Term, Landlord shall give Tenant a statement (the "Operating Statement") setting forth: (i) the actual Operating Expenses and Real Estate Taxes for the immediately preceding calendar year; and (ii) the amount of Tenant's overpayment or underpayment, if any, of Additional Rent on account of the estimated Operating Expenses and Real Estate Taxes for the immediately preceding calendar year. In the event of overpayment by the Tenant of Operating Expenses and Real Estate Taxes, Landlord shall reimburse Tenant for such overpayment within thirty
(30) days of delivery of the Operating Statement. In the event of underpayment by the Tenant of Operating Expenses, Tenant shall reimburse Landlord for such underpayment within thirty (30) days of delivery of the Operating Statement. In no event shall Landlord recover as Additional Rent an amount which is in excess of one hundred percent (100%) of the amount of actual Operating Expenses and Real Estate Taxes for a Lease Year.

         4. Late Charge: Any rent not paid within fifteen (15) days of its due date shall be subject to a ten percent (10%) late charge. Payments, when received by Landlord, shall be applied first to delinquent rents and then late charges, if any.

         5. Notice of Termination: Notwithstanding any provisions herein to the contrary, either party may notify the other in writing at least ninety (90) days prior to the end of the term of its intention to terminate the lease. If neither party so notifies the other, then at the expiration of the term the Tenant shall be treated as holding over and the monthly rent will be increased to $__________ until a new lease is negotiated or Tenant vacates the premises or Landlord terminates said holdover tenancy upon ten (10) days' notice.

         6. Condition of Premises: Tenant hereby acknowledges that Tenant has inspected and examined the Premises, and knows the present condition of the Premises. Tenant hereby further acknowledges that no representation or warranty is made as to the Premises or the condition or repair thereof, and Tenant hereby agrees to accept and lease the Premises in its "AS IS" condition.

         7. Affirmative Covenants: Tenant hereby agrees and covenants with Landlord are as follows:


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         7.1 To keep the Premises free from all refuse, make all necessary repairs to the Premises for upkeep, normal wear and tear excepted, and to surrender the Premises in good repair and broom clean, normal wear and tear excepted.

         7.2 To comply with all requirements of all public authorities and insurance carriers.

         7.3 To use every reasonable precaution against fire and to give Landlord immediate written notice of any accident, damage or fire occurring on the Premises.

         7.4 To indemnify and hold Landlord harmless from and against any and all claims, suits, actions or damages arising out of Tenant's use and occupancy of the Premises, and from and against all costs, counsel fees, expenses and liabilities incurred in and about any such claim and from and against any orders, judgments, and/or decrees that may be entered with respect thereto, except those due to the substantial negligence or intentional act on the part of the Landlord. Tenant shall carry throughout any term at its own expense, an Owner's, Landlord's and Tenant's General Public Liability Policy covering both the Landlord and Tenant and any mortgagee, and any subsequent owner of the Premises, with limits of Five Hundred Thousand Dollars ($500,000) (single person)/One Million Dollars ($1,000,000) (aggregate) for bodily injury and Two Hundred Fifty Thousand Dollars ($250,000) for property damage.

         8. Negative Covenants: During the Term and any extensions and renewal thereof, Tenant hereby agrees and covenants with Landlord that Tenant will not:

         8.1 Assign, mortgage or pledge this Lease, sublet the Premises or any portion thereof, or permit any other person to occupy the Premises.

         8.2 Use or operate any machinery or equipment that is harmful to the Premises or the Building or disturbing to other tenants in the Building.

         8.3 Remove or attempt to remove any of Tenant's property from the Premises without first paying the Landlord all the rent due pursuant to this Lease for the purpose of abandonment of the property.

         8.4 Make any material or substantial alterations, installations, additions or improvements to or in the Premises without Landlord's prior consent, which consent shall not be unreasonably withheld. All such work, alterations, installations, additions or improvements shall be undertaken at Tenant's expense.

         8.5 During the Term of this Lease, no part of the Premises shall be used in such manner as to create a nuisance or for any unlawful purpose. Tenant covenants to operate its business in an orderly and quiet manner consistent with the nature and character of its business.

         9. Subordination: This Lease is subject and subordinate to all the rights of the owner of the Premises and the Building, as well as any and all mortgages and other encumbrances now or hereafter placed upon the Premises and the Building. Tenant hereby agrees to execute upon demand any certificate, document or instrument evidencing subordination of this Lease to the lien of any such mortgage or encumbrance.
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         10. Operating Zoning: Tenant hereby acknowledges and agrees that this
Lease is a lease of property to be used exclusively for business, commercial, manufacturer, mercantile or industrial purposes, as distinguished from residence purposes, as provided in Section 8-110(a) of the Real Property volume of the Annotated Code of Maryland (1996 Rep. Vol.) and that the provisions of the foregoing Section relating to redemption are not applicable to this Lease. Tenant acknowledges that it is satisfied that the existing zoning of the Premises is satisfactory for its contemplated operations.

         11. Property Loss and Damage: Tenant hereby agrees that Landlord or its agents shall not be liable for any damage to property of Tenant unless caused by or due to the negligence or intentional act of the Landlord or its agents, servants or employees. Landlord or its agent shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, water, rain or snow or leaks from any part of said Building or from the pipes, appliance or plumbing works or from the roof or from any other place or by dampness or by any other cause of whatsoever nature, unless caused by or due to the negligence or intentional act of the Landlord or its agents, servants or employees.

         12. Rights of Landlord: Tenant hereby agrees that:

         12.1 Landlord or its agents, upon reasonable notice to Tenant and at all reasonable times, shall have the right to enter upon the Premises and view the condition of the Premises and buildings.

         12.2 At any time and from time to time, Landlord shall have the right to make such reasonable rules and regulations as shall be necessary in its judgment for the safety, care and cleanliness of the Premises and for the preservation of good order therein. Such rules and regulations shall, upon notice to Tenant, become part of this Lease.

         12.3 To discontinue any or all facilities or services now or hereafter furnished by Landlord which are not covenanted for herein, it being understood that they constitute no part of the consideration of this Lease.

         13. Remedies of Landlord: Tenant hereby agrees that, in the event that:
(a) Tenant is in default of any payments of any rent, or any part thereof, which default shall not be cured within thirty (30) days, (b) Tenant is in default of any of the covenants and agreements herein contained, which default shall not be cured within thirty (30) days after the date of receipt of written notice from the Landlord, (c) if Tenant's leasehold estate shall be taken on execution, or
(d) if the Tenant shall be declared bankrupt or insolvent according to law, or shall make an assignment for the benefit of creditors; then, and in any such case, Landlord may lawfully, immediately or at any time thereafter and without further notice or demand, (i) declare due and payable and bring appropriate action to recover all unpaid rent and additional rent for any unexpired term of the lease, together with all costs and damages (including reasonable attorney's fees) provided or permitted by law, (ii) without liability for any damage to Tenant's property enter into and upon the Premises and repossess the same, expel the Tenant and those claiming under the Tenant, without prejudice to any remedies which might otherwise be used by the Landlord for arrears of rent or for any breach of Tenant's covenants herein contained, (iii) declare the Lease immediately terminated and lease the Premises to any other person with or without altering the Premises; (iv) avail itself of any other remedies permitted by law. No assent, expressed or implied, by Landlord, to any breach by Tenant of any of the clauses, stipulations or covenants of this Lease shall be deemed or taken to be a waiver of, or assent to, any succeeding breach of the same clause, or stipulation or covenant or any preceding or succeeding breach of any other clause, stipulation or covenant.


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         14. Casualty Loss and Damage to Building: If the Premises of the
Building is "substantially damaged" (as defined herein), this Lease shall terminate as of the date of such damage, and the rent shall be canceled for the balance of the term. For the purposes hereof, "substantial damage" shall mean that the Premises cannot be repaired and restored within three months. If the damage is not substantial, then Landlord shall with reasonable diligence repair and rebuild the Premises, with the Lease to continue, but with rent abated during the period the Premises are untenantable or a portion thereof. Landlord shall not be liable for any inconvenience or annoyance arising from the necessity of repairing any part of the Premises, the interruption in Tenant's use of the Premises, or the termination of this Lease by reason of substantial damage.

         15.      Condemnation:

         15.1 If the whole of the Building shall be taken for any public or quasi-public use under any statute or by right of eminent domain, or by private purchase in lieu thereof, then this Lease shall automatically terminate as of the date that title shall be taken. If any part of the Premises shall be so taken as to render the remainder thereof unusable for the purposes for which the Premises was leased, then the Landlord and the Tenant shall each have the right to terminate the Lease on thirty (30) days' notice to the other given within ninety (90) days after the date of such taking. In the event that this Lease shall terminate or be terminated pursuant to this Section 15.1, all rent shall, if and as necessary, be equitably adjusted. Any dispute under the provisions of this Section 15.1 shall be submitted to arbitration in accordance with the rules of the American Arbitration Association in the cities of Baltimore or Washington, D.C. for determination at such time, and such determination shall be binding upon both parties with no further right of appeal.

         15.2 If any part of the Premises shall be so taken and this Lease shall not terminate or be terminated under the foregoing provisions, then the rent shall be equitably apportioned according to the space so taken, and Tenant shall have the option to terminate said Lease. Landlord shall repair the portion of the Premises to the extent necessary to render it reasonably suitable for the purposes for which it was leased, and shall make all repairs to the Building in which the Premises is located to the extent necessary to constitute the Building a complete architectural unit, provided that such work shall not exceed the scope of the work required to be done by the Landlord in originally constructing the Building and the cost thereof shall not exceed the proceeds of its condemnation award.


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         15.3 All compensation awarded or paid upon such a total or partial taking of the Premises shall belong to and be the property of Landlord without any participation by Tenant; provided, however, that nothing contained herein shall be construed to preclude Tenant from prosecuting any claim directly against the condemning authority in such condemnation proceedings for loss of business, or depreciation to, damage to, or cost of removal of, or for the value of stock, trade fixtures, furniture, and other personal property belonging to the Tenant.

         16. Waiver of Subrogation: In the event of any loss or damage upon the property of either party hereto, such party hereby releases the other to the extent of such parties insurance indemnities, from any and all liability for such loss or damage even if such loss or damage shall be caused by the fault or negligence of such party, his agents or employees; provided, however, that this release shall only be effective with respect to loss or damage occurring during such time as the applicable policies of insurance shall contain a clause to the effect that this release shall not affect said policies or the right of the insured to recover thereunder. This waiver shall be effective only in accordance to Maryland State Laws. If any policy does not contain such clause, the insured party shall, at the written request of the other, undertake to have such clause added to such policy, if an endorsement so providing is obtainable; provided, however, that the party so requesting such additional clause shall be liable for any premium charged in connection with such endorsement.

         17. Quiet Enjoyment: Tenant, upon payment of all rent reserved herein, and performing all of the covenants and conditions hereof, shall, at all times during the demised Term, peaceably and quietly have, hold and enjoy the Premises.

         18. Successors: The provisions of this Lease shall be binding upon, apply to and inure to the benefit of the parties hereto, and their respective heirs, personal representatives, successors and permitted assigns, except as herein otherwise provided herein.

         19. Captions: The captions of this Lease are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Lease, nor in any way affect this Lease.

         20. Entire Agreement: This Lease constitutes the entire agreement between the parties with respect to the subject matter hereof and shall not be modified or canceled except in writing signed by both parties. All continuing covenants shall survive the expiration or early termination of this Lease.

         21. Severability: If any term or provision of this Lease or its application thereof is held to any extent to be invalid or unenforceable, the remaining terms and provisions shall not be affected thereby and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.



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         22. Estoppel Certificate. Tenant agrees, at any time and from time to time, upon not less than five (5) days prior written notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications), (ii) stating the dates to which the Rent and other charges hereunder have been paid by Tenant, (iii) stating whether or not Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if so, specifying each such default of which Tenant may have knowledge, and (iv) setting forth such other matters as Landlord may reasonably request. Any such statement delivered pursuant hereto may be relied upon by any owner of the Premises, any prospective purchaser of the Premises, any mortgagee or prospective mortgagee of the Premises or of Landlord's interest, or any prospective assignee of any such mortgagee.


         23. Non-Recourse. Anything herein to the contrary notwithstanding, except as limited by applicable law, Landlord shall have no obligation, nor incur any liability, beyond Landlord's interest in the Building and Tenant shall look exclusively to such interest in the Building for the payment and discharge of any obligations imposed upon Landlord hereunder, or otherwise.




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         IN WITNESS WHEREOF, the parties have executed the within Lease as of the day and year first above written.


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